UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2004

LOWRANCE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-15240 (Commission file number)	44-0624411 (I.R.S. Employer Identification No.)

12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)

(918) 437-6881
(Registrant’s telephone number, including area code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the registrant dated May 13, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 13, 2004, Lowrance Electronics, Inc. issued a press release announcing its financial results for the third quarter ended April 30, 2004. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the “Commission”) to report information pursuant to Item 12. – Results of Operations and Financial Condition in accordance with the interim guidance provided by the Commission in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATED: May 13, 2004

LOWRANCE ELECTRONICS, INC.

By:	/s/ Douglas J. Townsdin

Douglas J. Townsdin
Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit No.	Description
99.1	Press Release issued by the registrant dated May 13, 2004